--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 16, 2005


                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

              DELAWARE                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Supplemental Performance-Based Bonus Agreement with  CEO

On November 11, 2004, in connection with its continuous re-evaluation of SYSCO's pay-for-performance compensation strategy, the Compensation and Stock Option Committee (the "Committee") approved a Supplemental Performance-Based Bonus Plan (the "Supplemental Plan") for Richard J. Schnieders, Chief Executive Officer and Chairman of SYSCO's Board of Directors, as previously reported in a Form 8-K filed with the Securities and Exchange Commission on November 17, 2004, the contents of which are incorporated herein by reference. On February 16, 2005, the Committee approved the form of Supplemental Performance-Based Bonus Agreement to be entered into under the Supplemental Plan, and on February 22, 2005, SYSCO and Mr. Schnieders entered into the agreement.

Increase in Management Incentive Plan ("MIP") Bonus. As previously disclosed in SYSCO's Current Report on Form 8-K filed on November 17, 2004, if the Committee determines that Mr. Schnieders' annual performance for fiscal 2005 has exceeded expectations, as determined by the Committee based on their annual review of Mr. Schnieders against the criteria set forth in the Supplemental Plan and specified in the agreement, Mr. Schnieders will be entitled to an additional bonus equal to up to 25% of any bonus to which he may be entitled under the MIP with respect fiscal 2005, as determined by the Committee in its sole discretion. Any such bonus would be paid solely under the Supplemental Plan, not the MIP, and would be included in the calculation of that portion of Mr. Schnieders' compensation that is subject to the $1 million dollar cap placed on certain compensation deductions allowed to be taken by SYSCO under Section 162(m) of the Internal Revenue Code. This means that based on Mr. Schnieders' overall compensation package, it is likely that any such bonuses would not be deductible. The amount of any Additional Shares and Additional Cash Bonus, as those terms are defined in the MIP, awarded to Mr. Schnieders under the MIP shall be determined without regard to any additional bonus under the Supplemental Plan. Mr. Schnieders will not receive any payment under the Supplemental Plan if he does not also earn a bonus under the MIP.



In addition to those provisions of the Supplemental Plan previously described in the Form 8-K filed on November 17, 2004, the agreement contains the following material provisions:

Reduction in MIP Bonus. Mr. Schnieders has agreed that if his performance for fiscal 2005 is below expectations, as determined by the Committee based on their annual review of Mr. Schnieders against the criteria set forth in the Supplemental Plan and specified in the agreement, his MIP bonus for fiscal 2005 shall be reduced by up to 25% of his Total MIP Bonus (as defined below), the amount of such reduction to be determined by the Committee in its sole discretion. The amount of any Additional Shares and Additional Cash Bonus, as those terms are defined in the MIP, awarded to Mr. Schnieders under the MIP shall be determined after reducing the MIP bonus by any forfeited amount.

Total MIP Bonus. The term "TOTAL MIP BONUS" means the bonus earned by Mr. Schnieders under the MIP for fiscal 2005, without regard to any additional amounts he may be entitled to receive under the MIP as a result of elections made by him. By way of example, the Total MIP Bonus will not include any "Additional Shares" or "Additional Cash Bonus" (as such terms are defined in the
MIP) Mr. Schnieders may be entitled to receive pursuant to Sections 6(A) and 6(B) of the MIP as a result of electing to receive a portion of his MIP bonus in SYSCO stock. The Total MIP Bonus will not include any SYSCO matching contributions resulting from the deferral of all or a portion of the MIP Bonus under any SYSCO deferral plan.

Termination of Employment. If Mr. Schnieders' employment with SYSCO terminates for any reason prior to the end of fiscal 2005, including, without limitation, as a result of death, disability or following a change of control of SYSCO, and if his performance through the date of termination in 2005 exceeds expectations, as determined by the Committee based on a review of Mr. Schnieders against the criteria set forth in the Supplemental Plan and specified in the agreement, he may, in the discretion of the Committee, be awarded a bonus under the Supplemental Plan, but only if he is entitled to receive a bonus under the MIP pursuant to the terms of his severance agreement with SYSCO. In such an event, the Committee may exercise its discretion to award Mr. Schnieders a bonus equal to up to 25% of his Total MIP Bonus. In no event, however, if Mr. Schnieders' employment with SYSCO terminates prior to the end of fiscal 2005 may his MIP bonus be reduced pursuant to the terms of the Supplemental Plan.

Payment and Deferral. Any performance bonus earned under the Supplemental Plan will be paid in cash as soon as administratively feasible following the Committee's determination of Mr. Schnieders' entitlement thereto; provided however, that the performance bonus must be paid before the later of (i) the date that is 2 1/2 months from the end of Mr. Schnieders' first taxable year in which the performance bonus is no longer subject to a substantial risk of forfeiture or (ii) the date that is 2 1/2 months from the end of SYSCO's first taxable year in which the amount is no longer subject to a substantial risk of forfeiture. In no event will Mr. Schnieders be permitted to defer any portion of the performance bonus under any deferred compensation plan or arrangement sponsored by SYSCO. In addition, in no event will the performance bonus increase the amount of compensation earned by Mr. Schnieders under the MIP (by way of example, the performance bonus will not increase either the "Additional Shares" or the "Additional Cash Bonus" (as such terms are defined in the MIP) pursuant to Sections 6(A) and 6(B) of the MIP).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYSCO CORPORATION



Date: February 23, 2005                  By:   /s/ Michael C. Nichols
                                               ---------------------------------
                                               Michael C. Nichols
                                               Vice President, General Counsel
                                               and Corporate Secretary